INVESCO BOND FUNDS, INC.
                             INVESCO High Yield Fund
                           INVESCO Select Income Fund
                           INVESCO Tax-Free Bond Fund
                   INVESCO U.S. Government Securities Fund

               Supplement to Prospectus dated October 31, 1999

Effective January 31, 2000, the existing class of shares of INVESCO High Yield Fund, INVESCO Select Income Fund, INVESCO Tax-Free Bond Fund, and INVESCO U.S. Government Securities Fund is hereby designated as "Investor Class."

Effective immediately, the section of the Funds' Prospectus entitled "Risks Associated With Particular Investments - Foreign Securities Risks" is amended to
(1) delete the second sentence of the first paragraph and (2) substitute the following in its place:

      High Yield and Select Income Funds may invest up to 25% of their assets in foreign debt securities.

Effective  immediately,  the  section  of  the  Prospectus  entitled  "Portfolio
Managers" is amended to (1) delete the first, second, fourth and fifth paragraphs and (2) substitute the following paragraphs for the first, second and fifth paragraphs, respectively:

      The following individuals are primarily responsible for the day-to-day management of each Fund's portfolio holdings:

      FUND                              PORTFOLIO MANAGER(S)
      High Yield                        Donovan J. (Jerry) Paul
      Select Income                     Donovan J. (Jerry) Paul
      Tax-Free Bond                     Donovan J. (Jerry) Paul
      U.S. Government Securities        Richard R. Hinderlie

      DONOVAN J. (JERRY) PAUL, a senior vice president of INVESCO, is the portfolio manager of High Yield, Select Income and Tax-Free Bond Funds. Jerry manages several other INVESCO fixed-income funds. Before joining INVESCO in 1994, he was with Stein, Roe & Farnham, Inc. and Quixote Investment Management. Jerry is a Chartered Financial Analyst and a Certified Public Accountant. He received his M.B.A. from the University of Northern Iowa and his B.B.A. from the University of Iowa.

      Dick Hinderlie is a member of the INVESCO Fixed-Income Team, which is led by Jerry Paul.

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Effectively  immediately,  the section of the Funds'  Prospectus  entitled "Your
Account Services" is amended to add the following new subsection after the subsection entitled "Telephone Transactions":

      HOUSEHOLDING. To save money for the Funds, INVESCO will send only one copy of a prospectus or financial report to each household address. This process, known as "householding," is used for most required shareholder mailings. It does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time by calling or writing INVESCO. You may also request that householding be eliminated from all of your required mailings.

This Supplement supercedes the Supplement dated January 7, 2000.

The date of this Supplement is January 26, 2000.